UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2022

CATALYST BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd, Suite 710, South San Francisco, CA 94080
(Address of principal executive offices)

(650) 871-0761
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events.

On July 31, 2022, Catalyst Biosciences, Inc. (the “Company”) entered into an Agreement (the “Agreement”), with JEC II Associates, LLC, The Heidi S. Shippell-Heiland 2008 Irrevocable Trust and Michael Torok (collectively, the “Investors”). As of the date of the Agreement, the Investors collectively beneficially owned an aggregate of 2,505,000 shares, or approximately 8.0%, of outstanding common stock. Under the Agreement, each of the Investors agreed to vote all of the Company’s shares beneficially owned by such Investor in favor of the Company’s nominees for the Board of Directors (the “Board”) at the Company’s upcoming 2022 Annual Meeting of Stockholders.

The Investors shall have the right to appoint one individual as non-voting observer to the Board to attend all meetings of the Transaction Committee of the Board and any portion of Board meetings and meetings of any other Board committee in which there is discussion of a material corporate transaction, dividend or other distribution to Company stockholders, or matters related to the pending litigation filed by JDS1, LLC and its affiliates and the proxy solicitation initiated by JDS1, LLC and its affiliates to elect three individuals to the Board. In addition, the Investors agreed to certain customary standstill, nondisclosure and confidentiality provisions.

A copy of the Agreement is included as Exhibit 99.1. The foregoing description of the Agreement is not purported to be complete and qualified in its entirety by reference to the full text of the Agreement, which is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Agreement, effective as of July 31, 2022, between Catalyst Biosciences, Inc. and certain Investors specified therein.

99.2	Press Release dated August 1, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: August 1, 2022	/s/ Nassim Usman
Nassim Usman, Ph.D.
President and Chief Executive Officer